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Name of Registrant:                     Sun America Series Trust
Name of Portfolio:                      Balanced
Name of Sub Advisor                     JP Morgan Investment Management, Inc.


Name of Issuer                          Nissan Auto Lease Trust

Title of Security                       NALT  2014

Date of First Offering                  07/14/11

Amount of Total Offering                250,000,000

Unit Price                              $100.00

Underwriting Spread or Commission       0.18

Maturity Date                           01/15/14

Total Par Value of Bonds Purchased      33,605,000

Dollar Amount of Purchases              NA

Years of Continuous Operation           3+

Percentage of Offering Purchased        0.11%
by Portfolio

Percentage of Portfolio Assets          0.00%
Applied to Purchase

Name(s) of Underwriter(s) or            Citigroup Global
Dealer(s) from whom Purchased
Markets

Underwriting Syndicate Members          N/A









Name of Registrant:                     Sun America Series Trust
Name of Portfolio:                      Balanced
Name of Sub Advisor                     JP Morgan Investment Management, Inc.


Name of Issuer                          Council of Europe

Title of Security                       COE 1.50% 2015

Date of First Offering                  05/04/11

Amount of Total Offering                1,000,000,000

Unit Price                              $99.741

Underwriting Spread or Commission       0.10

Maturity Date                           01/15/15

Total Par Value of Bonds Purchased      2,485,000

Dollar Amount of Purchases              N/A

Years of Continuous Operation           3+

Percentage of Offering Purchased        0.0040%
by Portfolio

Percentage of Portfolio Assets          0.03%
Applied to Purchase

Name(s) of Underwriter(s) or            HSBC Securities
Dealer(s) from whom Purchased

Underwriting Syndicate Members          N/A









Name of Registrant:                     Sun America Series Trust
Name of Portfolio:                      Balanced
Name of Sub Advisor                     JP Morgan Investment Management, Inc.


Name of Issuer                          Barrick North America Finance LLC

Title of Security                       ABX 5.70% 2041

Date of First Offering                  05/24/11

Amount of Total Offering                850,000,000

Unit Price                              $99.544

Underwriting Spread or Commission       0.88

Maturity Date                           05/30/41

Total Par Value of Bonds Purchased      2,385,000

Dollar Amount of Purchases              N/A

Years of Continuous Operation           3+

Percentage of Offering Purchased        0.0053%
by Portfolio

Percentage of Portfolio Assets          0.09%
Applied to Purchase

Name(s) of Underwriter(s) or            Morgan Stanley
Dealer(s) from whom Purchased

Underwriting Syndicate Members          N/A









Name of Registrant:                     Sun America Series Trust
Name of Portfolio:                      Balanced
Name of Sub Advisor                     J.P. Morgan Investment Mgmt, Inc.


Name of Issuer                          Teck Resources, Ltd.

Title of Security                       TCKCN 6.25% 2041

Date of First Offering                  06/29/11

Amount of Total Offering                $1,000,000,000

Unit Price                              $99.715

Underwriting Spread or Commission       $0.88

Maturity Date                           07/15/41

Total Par Value of Bonds Purchased      $10,345,000

Dollar Amount of Purchases              N/A

Years of Continuous Operation           3+

Percentage of Offering Purchased        0.0045%
by Portfolio

Percentage of Portfolio Assets          0.09%
Applied to Purchase

Name(s) of Underwriter(s) or            Citigroup Global
Dealer(s) from whom Purchased
Market Securities

Underwriting Syndicate Members          N/A









Name of Registrant:                     Sun America Series Trust
Name of Portfolio:                      Global Bond
Name of Sub Advisor                     Goldman Sachs Asset Mgmt. International


Name of Issuer                          McDonalds

Title of Security                       MCD 3.625% 2021

Date of First Offering                  05/17/11

Amount of Total Offering                $400,000,000

Unit Price                              $99.41

Maturity Date                           05/20/21

Underwriting Spread or Commission       $0.45

Total Par Value of Bonds Purchased      $750,000

Dollar Amount of Purchases              N/A

Years of Continuous Operation           3+

Percentage of Offering Purchased        0.188%
by Portfolio

Percentage of Portfolio Assets          0.25%
Applied to Purchase

Name(s) of Underwriter(s) or            Bank of America Merrill Lynch
Dealer(s) from whom Purchased

Underwriting Syndicate Members          N/A









Name of Registrant:                     Sun America Series Trust
Name of Portfolio:                      Balanced
Name of Sub Advisor                     J.P. Morgan Investment Mgmt, Inc.


Name of Issuer                          Capital One Financial Corp.

Title of Security                       Capital One Financial Corp.

Date of First Offering                  07/14/11

Amount of Total Offering                $2,000,000,000

Unit Price                              $50.00

Underwriting Spread or Commission       $1.50

Number of Shares Purchased              N/A

Dollar Amount of Purchases              $22,265,000

Years of Continuous Operation           3+

Percentage of Offering Purchased        0.0045%
by Portfolio

Percentage of Portfolio Assets          1.11%
Applied to Purchase

Name(s) of Underwriter(s) or            Barclays Bank PLC
Dealer(s) from whom Purchased

Underwriting Syndicate Members          N/A









Name of Registrant:                     Sun America Series Trust
Name of Portfolio:                      Balanced
Name of Sub Advisor                     J.P. Morgan Investment Mgmt, Inc.


Name of Issuer                          PPL Corp.

Title of Security                       PPL Corp.

Date of First Offering                  04/11/11

Amount of Total Offering                $2,024,000,000

Unit Price                              $25.30

Underwriting Spread or Commission       $0.76

Number of Shares Purchased              $1,106,600

Dollar Amount of Purchases              $27,996,980

Years of Continuous Operation           3+

Percentage of Offering Purchased        0.0020%
by Portfolio

Percentage of Portfolio Assets          0.03%
Applied to Purchase

Name(s) of Underwriter(s) or            Credit Suisse
Dealer(s) from whom Purchased

Underwriting Syndicate Members          N/A









Name of Registrant:                     Sun America Series Trust
Name of Portfolio:                      Balanced
Name of Sub Advisor                     J.P.Morgan Investment Management, Inc.


Name of Issuer                          Freescale Semiconductor Holdings, Ltd.

Title of Security                       FSL IPO

Date of First Offering                  05/26/11

Amount of Total Offering                $783,000,000

Unit Price                              $18.00

Underwriting Spread or Commission       $0.81

Number of Shares Purchased              $5,147,500

Dollar Amount of Purchases              $92,655,000

Years of Continuous Operation           3+

Percentage of Offering Purchased        0.12%
by Portfolio

Percentage of Portfolio Assets          0.06%
Applied to Purchase

Name(s) of Underwriter(s) or            Deutsche Bank Securities
Dealer(s) from whom Purchased

Underwriting Syndicate Members          N/A









Name of Registrant:                     Sun America Series Trust
Name of Portfolio:                      Balanced
Name of Sub Advisor                     J.P.Morgan Investment, Inc.


Name of Issuer                          Prologis, Inc.

Title of Security                       PLD IPO

Date of First Offering                  06/23/11

Amount of Total Offering                $1,005,000,000

Unit Price                              $33.50

Underwriting Spread or Commission       $1.26

Number of Shares Purchased              $

Dollar Amount of Purchases              $50,843,922

Years of Continuous Operation           3+

Percentage of Offering Purchased        2.33%
by Portfolio

Percentage of Portfolio Assets          0.02%
Applied to Purchase

Name(s) of Underwriter(s) or            Merrill Lynch
Dealer(s) from whom Purchased

Underwriting Syndicate Members          N/A









Name of Registrant:                     Sun America Series Trust
Name of Portfolio:                      Growth-Income
Name of Sub Advisor                     J.P.Morgan Investment, Inc.


Name of Issuer                          PPL Corp.

Title of Security                       PPL Corp.

Date of First Offering                  04/11/11

Amount of Total Offering                $2,024,000,000

Unit Price                              $25.30

Underwriting Spread or Commission       $0.76

Number of Shares Purchased              $1,106,600

Dollar Amount of Purchases              $27,996,980

Years of Continuous Operation           3+

Percentage of Offering Purchased        0.0020%
by Portfolio

Percentage of Portfolio Assets          0.17%
Applied to Purchase

Name(s) of Underwriter(s) or            Credit Suisse
Dealer(s) from whom Purchased

Underwriting Syndicate Members          N/A









Name of Registrant:                     Sun America Series Trust
Name of Portfolio:                      Mid Cap Growth
Name of Sub Advisor                     J.P.Morgan Investment, Inc


Name of Issuer                          LinkedIn Corp.

Title of Security                       LKND IPO

Date of First Offering                  05/18/11

Amount of Total Offering                $352,800,000

Unit Price                              $45.00

Underwriting Spread or Commission       $3.15

Number of Shares Purchased              $218,900

Dollar Amount of Purchases              $9,850,500

Years of Continuous Operation           3+

Percentage of Offering Purchased        0.22%
by Portfolio

Percentage of Portfolio Assets          0.12%
Applied to Purchase

Name(s) of Underwriter(s) or            Morgan Stanley & Co.
Dealer(s) from whom Purchased

Underwriting Syndicate Members          N/A









Name of Registrant:                     Sun America Series Trust
Name of Portfolio:                      Mid Cap Growth
Name of Sub Advisor                     J.P.Morgan Investment, Inc.


Name of Issuer                          Freescale Semiconductor Holdings, Ltd.

Title of Security                       FSL IPO

Date of First Offering                  05/26/11

Amount of Total Offering                $783,000,000

Unit Price                              $18.00

Underwriting Spread or Commission       $0.81

Number of Shares Purchased              $5,147,500

Dollar Amount of Purchases              $92,655,000

Years of Continuous Operation           3+

Percentage of Offering Purchased        0.21%
by Portfolio

Percentage of Portfolio Assets          0.90%
Applied to Purchase

Name(s) of Underwriter(s) or            Deutsche Bank Securities
Dealer(s) from whom Purchased

Underwriting Syndicate Members          N/A









Name of Registrant:                     Sun America Series Trust
Name of Portfolio:                      Mid Cap Growth
Name of Sub Advisor                     JP Morgan Investment Management, Inc.


Name of Issuer                          Dunkin Brands Group, Inc.

Title of Security                       DNKN IPO

Date of First Offering                  07/27/11

Amount of Total Offering                $422,750,000

Unit Price                              $19.00

Underwriting Spread or Commission       $1.24

Number of Shares Purchased              $394,300

Dollar Amount of Purchases              $7,491,700

Years of Continuous Operation           3+

Percentage of Offering Purchased        0.0283%
by Portfolio

Percentage of Portfolio Assets          0.07%
Applied to Purchase

Name(s) of Underwriter(s) or            Barclays Bank PLC
Dealer(s) from whom Purchased

Underwriting Syndicate Members          N/A









Name of Registrant:                     Sun America Series Trust
Name of Portfolio:                      Aggressive Growth
Name of Sub Advisor                     Wells Capital Management


Name of Issuer                          ServiceSource International, Inc.

Title of Security                       ServiceSource International, Inc.

Date of First Offering                  07/28/11

Amount of Total Offering                $157,500,000

Unit Price                              $17.50

Underwriting Spread or Commission       $0.70

Number of Shares Purchased              $12,691

Dollar Amount of Purchases              $222,093

Years of Continuous Operation           3+

Percentage of Offering Purchased        0.141%
by Portfolio

Percentage of Portfolio Assets          0.32%
Applied to Purchase

Name(s) of Underwriter(s) or            Morgan Stanley
Dealer(s) from whom Purchased

Underwriting Syndicate Members          N/A









Name of Registrant:                     Sun America Series Trust
Name of Portfolio:                      Fundamental Growth
Name of Sub Advisor                     Wells Capital Management


Name of Issuer                          Danaher Corp.

Title of Security                       Danaher Corp.

Date of First Offering                  06/14/11

Amount of Total Offering                $905,625,000

Unit Price                              $51.75

Underwriting Spread or Commission       $1.5525

Number of Shares Purchased              $7,440

Dollar Amount of Purchases              $385,020

Years of Continuous Operation           3+

Percentage of Offering Purchased        0.043%
by Portfolio

Percentage of Portfolio Assets          0.21%
Applied to Purchase

Name(s) of Underwriter(s) or            CitiGroup
Dealer(s) from whom Purchased

Underwriting Syndicate Members          N/A









Name of Registrant:                     Sun America Series Trust
Name of Portfolio:                      Aggressive Growth
Name of Sub Advisor                     Wells Capital Management


Name of Issuer                          Pandora Media, Inc.

Title of Security                       Pandora Media, Inc.

Date of First Offering                  06/14/11

Amount of Total Offering                $234,944,000

Unit Price                              $16.00

Underwriting Spread or Commission       $1.12

Number of Shares Purchased              $5,274

Dollar Amount of Purchases              $84,384

Years of Continuous Operation           3+

Percentage of Offering Purchased        0.036%
by Portfolio

Percentage of Portfolio Assets          0.01%
Applied to Purchase

Name(s) of Underwriter(s) or            Morgan Stanley
Dealer(s) from whom Purchased

Underwriting Syndicate Members          N/A